JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated June 30, 2014

to PROSPECTUSES dated April 30, 2014, as supplemented from time to time

Subadviser Changes to Variable Investment Options

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE OPPORTUNITY A SHARE, VENTURE OPPORTUNITY B SHARE, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements and amends the information contained in the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 30, 2014.

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Effective after the close of business on June 25, 2014, John Hancock Asset Management a division of Manulife Asset Management (US) LLC became the subadviser to Fundamental Value Trust and Financial Services Trust, replacing Davis Selected Advisors, L.P. as the subadviser to the Portfolios.

You should retain this Supplement for future reference.

Supplement dated June 30, 2014

06/14:	333-70728	033-79112
	333-70730	033-46217
	333-70850	333-83558
	333-146591	333-146698
	333-146590	333-14699
	333-71072	333-138846
	333-71074	333-61283